Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Certification of Chief Executive Officer

In connection with the Annual Report of Shannon International Inc. (the "Company") on Form 10-KSB for the fiscal year ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Blair Coady, Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






October 20, 2005                 /s/  Blair Coady
-------------------              -----------------------------------
                                 Blair Coady
                                 Chief Executive Officer